SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 June 4, 2007
                        ---------------------------------
                        (Date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                   0-16203                84-1060803
    -------------                ----------           -------------------
      (State of                  Commission            (I.R.S. Employer
    incorporation)                File No.            Identification No.)



                    Suite 4300
                  370 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On June 4, 2007, the Board of Directors (the "Board") of Delta Petroleum Corporation (the "Company") elected Hank Brown and John R. Wallace to serve as two new Directors of the Company. These persons were elected to fill vacancies on the Board created by the determination of the Board to increase the number of Directors of the Company from nine to ten persons, and the resignation of James Van Blarcom as a Director in March 2007 due to health problems.

     George Hanks (Hank) Brown, age 66, is currently the President of the University of Colorado and has served in that capacity since June 2005. From July 2002 until June 2005 he served as the President and CEO of the Daniels Fund, a charitable foundation. From 1998 to 2002 Mr. Brown served as President of the University of Northern Colorado in Greeley, and from 1997 to 1998 he served as a co-director of the Center for Public Policy and Contemporary Issues at the University of Denver in Denver, Colorado. From 1991 to 1997 he served Colorado in the United States Senate, and from 1981 to 1991 he served five consecutive terms in the U.S. House, representing Colorado's 4th Congressional District. He also served in the Colorado Senate from 1972 to 1976. Mr. Brown was a Vice President of Monfort of Colorado from 1969 to 1980. He is both an attorney and a certified public accountant. Mr. Brown earned a Bachelor's Degree in Accounting from the University of Colorado in 1961 and a Juris Doctorate Degree from the University of Colorado Law School in 1969. While in Washington, D.C., Mr. Brown earned a Master of Law Degree in 1986 from George Washington University.

     Mr. Brown also currently serves as a director of Sensient Technologies Corporation and Sealed Air Corporation, both of which are publicly held.

     John R. Wallace is currently the President and Chief Operating Officer of the Company and has been an executive officer of the Company since 2003.

      The election of Hank Brown and John Wallace as Directors of the Company was not made pursuant to any arrangement or understanding between the new directors and any other persons. The Board of Directors has not yet determined the committees of the Board on which either individual will be asked to serve.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)



Date:  June 7, 2007                  By:/s/ Stanley F. Freedman
                                        Stanley F. Freedman, Executive
                                        Vice President and General Counsel